UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 25, 2016

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Copy of correspondence to:

Marc J. Ross, Esq.

James M. Turner, Esq.

Sichenzia Ross Ference Kesner LLP

61 Broadway

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 26, 2016, Tonix Pharmaceuticals Holding Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Dawson James Securities, Inc. (the “Underwriter”), relating to the issuance and sale of 9,500,000 units (“Units”), with each Unit consisting of one (1) share of the Company’s common stock, par value $0.001 per share (“Common Stock”) and a warrant to purchase 0.5 of a share of Common Stock. The public offering price for each Unit is $0.55.  Because we are prohibited from issuing fractional shares, the warrants can only be exercised in lots of two, which means that each holder must exercise two warrants to receive one share of Common Stock, or an aggregate of 4,750,000 shares of Common Stock. The warrants have an initial exercise price of $0.63 per share and have a term of five years.

Pursuant to the Underwriting Agreement, we agreed to pay the Underwriter a cash fee equal to 8% of the aggregate gross proceeds raised in this offering and to issue the Underwriter warrants to purchase such number of shares of Common Stock equal to 5% of the number of Units sold in the offering. The warrants issued to the Underwriter will have an initial exercise price of $0.6875 per share and have a term of five years. We also agreed to pay legal fees and expenses of the underwriter’s legal counsel, in any case not to exceed $75,000.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.

The Units are being offered and sold pursuant to the Company’s effective shelf registration statement on Form S-3 and an accompanying prospectus (Registration Statement No. 333-197824) filed with the Securities and Exchange Commission (the “SEC”) on August 1, 2014 and declared effective by the SEC on August 15, 2014, and a preliminary and final prospectus supplement filed with the SEC in connection with the Company’s takedown relating to the offering. A copy of the opinion of Sichenzia Ross Ference Kesner LLP relating to the legality of the issuance and sale of the Units in the offering is attached as Exhibit 5.1 hereto.

The net proceeds to the Company from the sale of the Units is expected to be approximately $4.6 million, after deducting the underwriting discount and estimated offering expenses payable by the Company, assuming no exercise by the Underwriter of the 45-day option which the Company has granted the Underwriter under the terms of the Underwriting Agreement to purchase up to an additional 1,425,000 shares of Common Stock and/or warrants to purchase 712,500 shares of Common Stock to cover over-allotments, if any. The Underwriting Agreement is filed as an exhibit to this report, and the description of the terms of the Underwriting Agreement in this report is qualified in its entirety by reference to such exhibit. The offering is expected to close on or about October 31, 2016, subject to customary closing conditions.

In furtherance of the offering, on October 26, 2016, we entered into a warrant agency agreement (the “Warrant Agreement”) with VStock Transfer, LLC (“VStock”), pursuant to which VStock agreed to act as our transfer agent with respect to the Warrants.

The foregoing description of the terms of the Underwriting Agreement, the Warrants and Warrant Agreement do not purport to be complete and is subject to, and qualified in its entirety by reference to, the Underwriting Agreement, the form of Warrant and the Warrant Agreement, which are filed herewith as Exhibits 1.1, 1.2 and 4.1, respectively, and are incorporated herein by reference.

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Item 8.01	Other Events.

On October 25, 2016, the Company issued a press release announcing that it had commenced a proposed public offering of its Units.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 26, 2016, the Company issued a press release announcing that it had priced the offering of its Units.  A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements that involve a number of risks and uncertainties.  Such forward-looking statements include statements about the expected settlement of the sale and purchase of securities described herein and the Company’s receipt of net proceeds therefrom.  For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995.  Actual events or results may differ materially from the Company’s expectations.  Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to satisfy applicable closing conditions under the Underwriting Agreement.  Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Prospectus Supplement and accompanying prospectus and the Company’s reports filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated October 26, 2016, by and between Tonix Pharmaceuticals Holding Corp and Dawson James Securities, Inc.

4.1	Warrant Agency Agreement, dated October 26, 2016 with a copy of the form of warrant, by and between Tonix Pharmaceuticals Holding Corp and VStock Transfer, LLC

5.1	Opinion of Sichenzia Ross Ference Kesner LLP

23.1	Consent of Sichenzia Ross Ference Kesner LLP (included in Opinion of Sichenzia Ross Ference Kesner LLP filed as Exhibit 5.1)

99.1	Press Release, dated October 25, 2016, issued by Tonix Pharmaceuticals Holding Corp.

99.2	Press Release, dated October 26, 2016, issued by Tonix Pharmaceuticals Holding Corp.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: October 26, 2016	By:	/s/ BRADLEY SAENGER
Bradley Saenger
Chief Financial Officer

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